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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the use in the Prospectus constituting part of this Amendment No. 3 to the Registration Statement on Form S-1 of our report dated 23 February 1998 relating to the financial statements of Sport Socks Co (Ireland) Limited, which appears in such Prospectus. We also consent to the reference to us under the headings "Experts" in such Prospectus.


                                          PRICE WATERHOUSE

CORK, IRELAND

June 5, 1998